UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 21, 2004

Rochester Medical Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-18933	41-1613227
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Rochester Medical Drive, Stewartville, MN		55976
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	507-533-9600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 7.01. Regulation FD Disclosure.

The information disclosed under Item 8.01, "Other Events," below also is intended to be disclosed under this Item 7.01 and is incorporated herein by reference.

Item 8.01. Other Events.

On September 21, 2004, Rochester Medical Corporation (the "Company") issued a press release announcing it has entered into a common interest and defense agreement with Hollister Incorporated ("Hollister") related to the sale of the Company's silicone Hydrophilic Intermittent Catheters in Europe. Concurrently, the Company and Hollister have revised and extended the Marketing and Sales Agreement under which the Company supplies Hollister with the Hydrophilic catheters for resale under Hollister's own brand. A copy of the press release that discusses these matters is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rochester Medical Corporation (Registrant)

September 21, 2004	By:	David A. Jonas

Name: David A. Jonas
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release, dated September 21, 2004, issued by Rochester Medical Corporation